Exhibit 10.1

Confidential Treatment has been requested for the redacted portions of this agreement. The redactions are indicated with six asterisks (******). A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

FIRST AMENDMENT

TO

THIRD AMENDED AND RESTATED OMNIBUS AGREEMENT

AMONG

EXTERRAN HOLDINGS, INC.

EXTERRAN ENERGY SOLUTIONS, L.P.

EXTERRAN GP LLC

EXTERRAN GENERAL PARTNER, L.P.

EXTERRAN PARTNERS, L.P.

AND

EXLP OPERATING LLC

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED

OMNIBUS AGREEMENT

This First Amendment (this “Amendment”) to the Third Amended and Restated Omnibus Agreement is entered into on, and effective as of, March 8, 2012 (the “Effective Date”), and is by and among Exterran Holdings, Inc., a Delaware corporation (“Exterran”), Exterran Energy Solutions, L.P., a Delaware limited partnership (“EESLP”), Exterran GP LLC, a Delaware limited liability company (“GP LLC”), Exterran General Partner, L.P., a Delaware limited partnership (the “General Partner”), Exterran Partners, L.P., a Delaware limited partnership (the “Partnership”), and EXLP Operating LLC, a Delaware limited liability company (the “Operating Company”).  The above-named entities are sometimes referred to in this Amendment collectively as the “Parties.”

RECITALS:

The Parties entered into that certain Third Amended and Restated Omnibus Agreement dated as of June 10, 2011 (the “Omnibus Agreement”). The Parties desire to amend the Omnibus Agreement to evidence, among other things, the following additional agreements among the Parties:

1.                                      to restate the definition of Appraised Value as set forth in Section 1.1 of the Omnibus Agreement;

2.                                      to extend the Limit Period as defined in Section 1.1 of the Omnibus Agreement;

3.                                      to increase the maximum selling, general and administrative costs that may be allocated to the Partnership in Section 3.2(a) of the Omnibus Agreement to take into account the contribution of certain additional assets to the Partnership in the transaction (the “Transaction”) contemplated by that certain Contribution, Conveyance and Assumption Agreement by and among Exterran, Exterran Energy Corp., Exterran General Holdings LLC, EESLP, EES Leasing LLC, EXH GP LP LLC, GP LLC, EXH MLP LP LLC, the General Partner, the Operating Company, EXLP Leasing LLC and the Partnership, dated as of February 22, 2012;

4.                                      to restate Section 4.1(a)(iv) of the Omnibus Agreement to conform to the restated definition of Appraised Value; and

5.                                      to restate Exhibits 5 and 6 to, among other things, reflect the Exterran Customers and Partnership Customers, respectively, upon consummation of the Transaction.

The Conflicts Committee of the Board of Directors of GP LLC has approved the form, terms and substance of this Amendment in accordance with the requirements set forth in Section 8.6 of the Omnibus Agreement.

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For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      Omnibus Agreement Amendment.

(a)                                 The definition of “Appraised Value” in Section 1.1 of the Omnibus Agreement is hereby replaced in its entirety with the following:

“  “Appraised Value” means an amount equal to (A) (i) the most recent Appraisal with respect to a particular piece of Compression Equipment owned by the USCSB or the Partnership Group at the time of the Appraisal or (ii) with respect to a particular piece of Compression Equipment for which an Appraisal has not been conducted, the Appraised Value of substantially similar Compression Equipment or (iii) an amount calculated by Exterran, in its reasonable judgment, based on the sales price of nearly contemporaneous sales of substantially similar equipment, plus (B) to the extent not included in (A), any costs incurred by the Transferor pursuant to Section 4.1(a)(iv) to place the Compression Equipment in a condition appropriate for its anticipated commercial use, less (C) if there is no anticipated commercial use or if the anticipated commercial use is inconsistent with the historical use of the Compression Equipment at the time of its transfer and to the extent included in (A) above, Exterran’s estimate, in its reasonable judgment, of any costs necessary to be incurred to place the Compression Equipment in good working order consistent with its most recent commercial use.”

(b)                                 The definition of “Limit Period” in Section 1.1 of the Omnibus Agreement is hereby replaced in its entirety with the following:

“  “Limit Period” means the period commencing on the Effective Date and ending on December 31, 2013.”

(c)                                  Section 3.2(a) is hereby replaced in its entirety with the following:

“Notwithstanding Section 3.1, the amount that the Exterran Entities are entitled to receive from the Partnership Group pursuant to Section 3.1 for selling, general and administrative costs during any particular quarter commencing with the quarter in which the Transaction is consummated during the Limit Period shall not exceed $10.5 million (the “SG&A Limit”); provided, that with respect to the quarter during which the Transaction is consummated, it means the sum of (i) the product of $9.0 million multiplied by a fraction of which the numerator is the number of days in such period prior to consummation of the Transaction and of which the denominator is 91 or 92 as applicable and (ii) the product of $10.5 million multiplied by a fraction of which the numerator is the number of days in such period on and after consummation of the Transaction and of which the denominator is 91 or 92 as applicable. The SG&A Limit shall be reduced by any cash selling, general and administrative costs incurred directly by the Partnership Group during the applicable period. In the event that during the Limit Period the Partnership Group makes any additional acquisitions of assets or businesses or the business of the Partnership Group otherwise expands after consummation of the Transaction, then the Parties shall negotiate in good faith any appropriate increase in the SG&A Limit in order to account for any adjustments in the nature and extent of the selling, general and administrative services provided by the Exterran Entities to the Partnership Group, with any such increase in the SG&A Limit subject to the approval of the Conflicts Committee.”

(d)                                 Section 4.1(a)(iv) is hereby replaced in its entirety with the following:

“The Compression Equipment will be transferred under this Article IV in a condition appropriate for the Transferee’s anticipated commercial use; provided, that such anticipated commercial use shall be

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consistent with such equipment’s historical use; provided, further, that any repairs or modifications, or any costs associated therewith, required to make such Compression Equipment appropriate for the Transferee’s anticipated commercial use of such Compression Equipment shall be the obligation of the Transferor.  If there is no anticipated commercial use at the time of the transfer or the anticipated commercial use is inconsistent with the Compressor Equipment’s historical use, the Compression Equipment will be transferred under this Article IV in its then-current condition.”

(e)                                  The Omnibus Agreement is hereby amended by replacing Exhibits 5 and 6 with the respective Exhibits attached to this Amendment.

2.                                      Acknowledgement.  Except as amended hereby, the Omnibus Agreement shall remain in full force and effect as previously executed, and the Parties hereby ratify the Omnibus Agreement as amended hereby.

3.                                      Counterparts.  This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered (including by facsimile) to the other Parties.

[Signature page follows.]

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IN WITNESS WHEREOF, the Parties have executed this Amendment on, and effective as of, the date first set forth above.

EXTERRAN HOLDINGS, INC.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Executive Vice President and Chief Financial Officer

EXTERRAN ENERGY SOLUTIONS, L.P.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Executive Vice President and Chief Financial Officer

EXTERRAN GP LLC

By:	/s/ J. Michael Anderson
Name:	J. Michael Anderson
Title:	Executive Vice President and Chief Financial Officer

EXTERRAN GENERAL PARTNER, L.P.

By:	Exterran GP LLC,
its general partner

By:	/s/ J. Michael Anderson
Name:	J. Michael Anderson
Title:	Senior Vice President and Chief Financial Officer

 [Signature Pageto the First Amendment to the Third Amended and Restated Omnibus Agreement]

EXTERRAN PARTNERS, L.P.

By:	Exterran General Partner, L.P.,
its general partner

By:	Exterran GP LLC,
its general partner

By:	/s/ J. Michael Anderson
Name:	J. Michael Anderson
Title:	Senior Vice President and Chief Financial Officer

EXLP OPERATING LLC

By:	/s/ J. Michael Anderson
Name:	J. Michael Anderson
Title:	Senior Vice President and Chief Financial Officer

 [Signature Pageto the First Amendment to the Third Amended and Restated Omnibus Agreement]

Exhibit 5

Exterran Customers

******

Exhibit 6

Partnership Customers

******